SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

WATTS WATER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845

(Address of Principal Executive Offices) (Zip Code)

(978) 688-1811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of Watts Water Technologies, Inc. (the “Company”) was held on Wednesday, May 16, 2012.

The results of the voting on the proposals considered at the 2012 Annual Meeting were as follows:

1.             Election of Directors

Each of the following eight persons was elected as a Director of the Company for a term expiring at the Company’s 2013 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualified.

The voting results were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert L. Ayers	93,680,519	732,541	2,187,732
Bernard Baert	94,291,778	121,282	2,187,732
Kennett F. Burnes	94,283,098	129,962	2,187,732
Richard J. Cathcart	93,681,320	731,740	2,187,732
David J. Coghlan	94,290,757	122,303	2,187,732
W. Craig Kissel	94,283,218	129,842	2,187,732
John K. McGillicuddy	94,281,886	131,174	2,187,732
Merilee Raines	94,293,067	119,993	2,187,732

2.             Ratification of Independent Registered Public Accounting Firm

The votes regarding the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 were as follows:

Number of votes cast for the proposal:	96,600,792
Number of votes cast against the proposal:	197,480
Number of abstentions:	22,473

Item 8.01.  Other Events.

Stock Repurchase Program

On May 16, 2012, the Company issued a press release announcing that the Board of Directors authorized the Company to repurchase up to 2,000,000 shares of its Class A Common Stock.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 16, 2012, the Company also adopted a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  The Company implemented this written trading plan in connection with its share repurchase program.  Adopting a trading plan that satisfies the conditions of Rule 10b5-1 allows a company to repurchase its shares at times when it might otherwise be prevented from doing so due to self-imposed trading blackout periods or pursuant to insider trading laws.  A broker selected by the Company will have the authority under the terms and limitations specified in the plan to repurchase shares on the Company’s behalf in accordance with the terms of the plan.

Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission.

Appointment of Director Emeritus

Pursuant to Section 17 of Article II of the Company’s By-Laws, the Board of Directors re-appointed Timothy P. Horne as a Director Emeritus of the Company for a one-year term effective May 16, 2012.

Item 9.01.             Financial Statements and Exhibits

(d) Exhibits.          See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2012	WATTS WATER TECHNOLOGIES, INC.

	By:	/s/ Kenneth R. Lepage
Kenneth R. Lepage
General Counsel

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press release dated May 16, 2012